Exhibit 10.8

DOCUMENT A201TM – 1997

General Conditions of the Contract for Construction

for the following PROJECT:

(Name and location or address):

Excursion Gambling Boat

Worth County, IA

THE OWNER:

(Name and address):

Diamond Jo Worth, LLC

400 East 3rd Street

Dubuque, IA 52001

THE ARCHITECT:

(Name and address):

KGA Architecture

4495 South Polaris Avenue

Las Vegas, NV 89103

TABLE OF ARTICLES

1	GENERAL PROVISIONS

2	OWNER

3	CONTRACTOR

4	ADMINISTRATION OF THE CONTRACT

5	SUBCONTRACTORS

6	CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7	CHANGES IN THE WORK

8	TIME

9	PAYMENTS AND COMPLETION

10	PROTECTION OF PERSONS AND PROPERTY

11	INSURANCE AND BONDS

12	UNCOVERING AND CORRECTION OF WORK

13	MISCELLANEOUS PROVISIONS

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

This document has been approved and endorsed by The Associated General Contractors of America

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

14.	TERMINATION OR SUSPENSION OF THE CONTRACT

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

INDEX

(Numbers and Topics in Bold are Section Headings)

Acceptance of Nonconforming Work

9.6.6, 9.9.3, 12.3

Acceptance of Work

9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3

Access to Work

3.16, 6.2.1, 12.1

Accident Prevention

4.2.3, 10

Acts and Omissions

3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1,

9.5.1, 10.2.5, 13.4.2, 13.7, 14.1

Addenda

1.1.1, 3.11

Additional Costs, Claims for

4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3

Additional Inspections and Testing

9.8.3, 12.2.1, 13.5

Additional Time, Claims for

4.3.4, 4.3.7, 8.3.2

ADMINISTRATION OF THE CONTRACT

3.1.3, 4, 9.4, 9.5

Advertisement or Invitation to Bid

1.1.1

Aesthetic Effect

4.2.13, 4.5.1

Allowances

3.8

All-risk Insurance

11.4.1.1

Applications for Payment

4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5,

9.10, 11.1.3, 14.2.4, 14.4.3

Approvals

2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5

Arbitration

4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9,

11.4.10

Architect

4.1

Architect, Definition of

4.1.1

Architect, Extent of Authority

2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4,

9.2, 9.3.1, 9.4, 9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1,

13.5.1, 13.5.2, 14.2.2, 14.2.4

Architect, Limitations of Authority and

Responsibility

2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1,

4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4,

5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6

Architect’s Additional Services and Expenses

2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4

Architect’s Administration of the Contract

3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5

Architect’s Approvals

2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7

Architect’s Authority to Reject Work

3.5.1, 4.2.6, 12.1.2, 12.2.1

Architect’s Copyright

1.6

Architect’s Decisions

4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5,

4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4,

9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4

Architect’s Inspections

4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5

Architect’s Instructions

3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2

Architect’s Interpretations

4.2.11, 4.2.12, 4.3.6

Architect’s Project Representative

4.2.10

Architect’s Relationship with Contractor

1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1,

3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2,

4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4,

9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,

13.4.2, 13.5

Architect’s Relationship with Subcontractors

1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7

Architect’s Representations

9.4.2, 9.5.1, 9.10.1

Architect’s Site Visits

4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1,

13.5

Asbestos

10.3.1

Attorneys’ Fees

3.18.1, 9.10.2, 10.3.3

Award of Separate Contracts

6.1.1, 6.1.2

Award of Subcontracts and Other Contracts for
Portions of the Work

5.2

Basic Definitions

1.1

Bidding Requirements

1.1.1, 1.1.7, 5.2.1, 11.5.1

Boiler and Machinery Insurance

11.4.2

Bonds, Lien

9.10.2

Bonds, Performance, and Payment

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Building Permit

3.7.1

Capitalization

1.3

Certificate of Substantial Completion

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

9.8.3, 9.8.4, 9.8.5

Certificates for Payment

4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1,

9.10.3, 13.7, 14.1.1.3, 14.2.4

Certificates of Inspection, Testing or Approval

13.5.4

Certificates of Insurance

9.10.2, 11.1.3

Change Orders

1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4,

4.3.9, 5.2.3, 7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3,

11.4.1.2, 11.4.4, 11.4.9, 12.1.2

Change Orders, Definition of

7.2.1

CHANGES IN THE WORK

3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9

Claim, Definition of

4.3.1

Claims and Disputes

3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4,

10.3.3

Claims and Timely Assertion of Claims

4.6.5

Claims for Additional Cost

3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2

Claims for Additional Time

3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2

Claims for Concealed or Unknown Conditions

4.3.4

Claims for Damages

3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3,

11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4

Claims Subject to Arbitration

4.4.1, 4.5.1, 4.6.1

Cleaning Up

3.15, 6.3

Commencement of Statutory Limitation Period

13.7

Commencement of the Work, Conditions Relating to

2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1,

5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6,

11.5.1

Commencement of the Work, Definition of

8.1.2

Communications Facilitating Contract
Administration

3.9.1, 4.2.4

Completion, Conditions Relating to

1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8,

9.9.1, 9.10, 12.2, 13.7, 14.1.2

COMPLETION, PAYMENTS AND

9

Completion, Substantial

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3,

9.10.4.2, 12.2, 13.7

Compliance with Laws

1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4,

4.6.6, 9.6.4, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1,

13.5.2, 13.6, 14.1.1, 14.2.1.3

Concealed or Unknown Conditions

4.3.4, 8.3.1, 10.3

Conditions of the Contract

1.1.1, 1.1.7, 6.1.1, 6.1.4

Consent, Written

1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2,

9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2

CONSTRUCTION BY OWNER OR BY
SEPARATE CONTRACTORS

1.1.4, 6

Construction Change Directive, Definition of

7.3.1

Construction Change Directives

1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1

Construction Schedules, Contractor’s

1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3

Contingent Assignment of Subcontracts

5.4, 14.2.2.2

Continuing Contract Performance

4.3.3

Contract, Definition of

1.1.2

CONTRACT, TERMINATION OR

SUSPENSION OF THE

5.4.1.1, 11.4.9, 14

Contract Administration

3.1.3, 4, 9.4, 9.5

Contract Award and Execution, Conditions Relating to

3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1

Contract Documents, The

1.1, 1.2

Contract Documents, Copies Furnished and Use of

1.6, 2.2.5, 5.3

Contract Documents, Definition of

1.1.1

Contract Sum

3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2,

9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2

Contract Sum, Definition of

9.1

Contract Time

4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2,

8.3.1, 9.5.1, 9.7, 10.3.2, 12.1.1, 14.3.2

Contract Time, Definition of

8.1.1

CONTRACTOR

Contractor, Definition of

3.1, 6.1.2

Contractor’s Construction Schedules

1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3

Contractor’s Employees

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3,

11.1.1, 11.4.7, 14.1, 14.2.1.1,

Contractor’s Liability Insurance

11.1

Contractor’s Relationship with Separate Contractors

and Owner’s Forces

3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4

Contractor’s Relationship with Subcontractors

1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2,

11.4.1.2, 11.4.7, 11.4.8

Contractor’s Relationship with the Architect

1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1,

3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2,

4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4,

9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,

13.4.2, 13.5

Contractor’s Representations

1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2

Contractor’s Responsibility for Those Performing the

Work

3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1,

10

Contractor’s Review of Contract Documents

1.5.2, 3.2, 3.7.3

Contractor’s Right to Stop the Work

9.7

Contractor’s Right to Terminate the Contract

4.3.10, 14.1

Contractor’s Submittals

3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3,

9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.5.2

Contractor’s Superintendent

3.9, 10.2.6

Contractor’s Supervision and Construction

Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3,

6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14

Contractual Liability Insurance

11.1.1.8, 11.2, 11.3

Coordination and Correlation

1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1

Copies Furnished of Drawings and Specifications

1.6, 2.2.5, 3.11

Copyrights

1.6, 3.17

Correction of Work

2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2,

12.2, 13.7.1.3

Correlation and Intent of the Contract Documents

1.2

Cost, Definition of

7.3.6

Costs

2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3,

7.3.3.3, 7.3.6, 7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3,

11.4, 12.1, 12.2.1, 12.2.4, 13.5, 14

Cutting and Patching

6.2.5, 3.14

Damage to Construction of Owner or Separate

Contractors

3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1,

11.4, 12.2.4

Damage to the Work

3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4

Damages, Claims for

3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3,

11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4

Damages for Delay

6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2

Date of Commencement of the Work, Definition of

8.1.2

Date of Substantial Completion, Definition of

8.1.3

Day, Definition of

8.1.4

Decisions of the Architect

4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5,

4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4,

9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4

Decisions to Withhold Certification

9.4.1, 9.5, 9.7, 14.1.1.3

Defective or Nonconforming Work, Acceptance,

Rejection and Correction of

2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2,

9.9.3, 9.10.4, 12.2.1, 13.7.1.3

Defective Work, Definition of

3.5.1

Definitions

1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1,

4.3.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1

Delays and Extensions of Time

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1,

7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Disputes

4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8

Documents and Samples at the Site

3.11

Drawings, Definition of

1.1.5

Drawings and Specifications, Use and Ownership of

1.1.1, 1.3, 2.2.5, 3.11, 5.3

Effective Date of Insurance

8.2.2, 11.1.2

Emergencies

4.3.5, 10.6, 14.1.1.2

Employees, Contractor’s

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3,

11.1.1, 11.4.7, 14.1, 14.2.1.1

Equipment, Labor, Materials and

1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1,

4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3,

9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Execution and Progress of the Work

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7,

3.10, 3.12, 3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4,

8.2, 9.5, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3

Extensions of Time

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1,

9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Failure of Payment

4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6

Faulty Work

(See Defective or Nonconforming Work)

Final Completion and Final Payment

4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1,

11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3

Financial Arrangements, Owner’s

2.2.1, 13.2.2, 14.1.1.5

Fire and Extended Coverage Insurance

11.4

GENERAL PROVISIONS

1

Governing Law

13.1

Guarantees (See Warranty)

Hazardous Materials

10.2.4, 10.3, 10.5

Identification of Contract Documents

1.5.1

Identification of Subcontractors and Suppliers

5.2.1

Indemnification

3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7

Information and Services Required of the Owner

2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3,

6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3,

11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4

Injury or Damage to Person or Property

4.3.8, 10.2, 10.6

Inspections

3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2,

9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.5

Instructions to Bidders

1.1.1

Instructions to the Contractor

3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2

Insurance

3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2,

9.10.5, 11

Insurance, Boiler and Machinery

11.4.2

Insurance, Contractor’s Liability

11.1

Insurance, Effective Date of

8.2.2, 11.1.2

Insurance, Loss of Use

11.4.3

Insurance, Owner’s Liability

11.2

Insurance, Project Management Protective

Liability

11.3

Insurance, Property

10.2.5, 11.4

Insurance, Stored Materials

9.3.2, 11.4.1.4

INSURANCE AND BONDS

11

Insurance Companies, Consent to Partial Occupancy

9.9.1, 11.4.1.5

Insurance Companies, Settlement with

11.4.10

Intent of the Contract Documents

1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4

Interest

13.6

Interpretation

1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4

Interpretations, Written

4.2.11, 4.2.12, 4.3.6

Joinder and Consolidation of Claims Required

4.6.4

Judgment on Final Award

4.6.6

Labor and Materials, Equipment

1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1,

42.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3,

9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Labor Disputes

8.3.1

Laws and Regulations

1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6,

9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1,

13.5.2, 13.6, 14

Liens

2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10

Limitation on Consolidation or Joinder

4.6.4

Limitations, Statutes of

4.6.3, 12.2.6, 13.7

Limitations of Liability

2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18,

4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4,

10.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7, 12.2.5, 13.4.2

Limitations of Time

2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1,

4.2.7, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4,

8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9,

9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5,

13.7, 14

Loss of Use Insurance

11.4.3

Material Suppliers

1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5

Materials, Hazardous

10.2.4, 10.3, 10.5

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

Materials, Labor, Equipment and

1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13,

3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3,

9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Means, Methods, Techniques, Sequences and

Procedures of Construction

3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2

Mechanic’s Lien

4.4.8

Mediation

4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5

Minor Changes in the Work

1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4

MISCELLANEOUS PROVISIONS

13

Modifications, Definition of

1.1.1

Modifications to the Contract

1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1,

9.7, 10.3.2, 11.4.1

Mutual Responsibility

6.2

Nonconforming Work, Acceptance of

9.6.6, 9.9.3, 12.3

Nonconforming Work, Rejection and Correction of

2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4,

12.2.1, 13.7.1.3

Notice

2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3,

4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3,

11.4.6, 12.2.2, 12.2.4, 13.3, 13.5.1, 13.5.2, 14.1, 14.2

Notice, Written

2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5,

5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6,

12.2.2, 12.2.4, 13.3, 14

Notice of Testing and Inspections

13.5.1, 13.5.2

Notice to Proceed

8.2.2

Notices, Permits, Fees and

2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2

Observations, Contractor’s

1.5.2, 3.2, 3.7.3, 4.3.4

Occupancy

2.2.2, 9.6.6, 9.8, 11.4.1.5

Orders, Written

1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2,

13.5.2, 14.3.1

OWNER

2

Owner, Definition of

2.1

Owner, Information and Services Required of the

2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3,

6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3,

11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4

Owner’s Authority

1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2,

4.1.3, 4.2.4, 4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1,

6.1, 6.3, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1,

9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3, 11.4.10,

12.2.2, 12.3.1, 13.2.2, 14.3, 14.4

Owner’s Financial Capability

2.2.1, 13.2.2, 14.1.1.5

Owner’s Liability Insurance

11.2

Owner’s Loss of Use Insurance

11.4.3

Owner’s Relationship with Subcontractors

1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2

Owner’s Right to Carry Out the Work

2.4, 12.2.4. 14.2.2.2

Owner’s Right to Clean Up

6.3

Owner’s Right to Perform Construction and to

Award Separate Contracts

6.1

Owner’s Right to Stop the Work

2.3

Owner’s Right to Suspend the Work

14.3

Owner’s Right to Terminate the Contract

14.2

Ownership and Use of Drawings, Specifications

and Other Instruments of Service

1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3

Partial Occupancy or Use

9.6.6, 9.9, 11.4.1.5

Patching, Cutting and

3.14, 6.2.5

Patents

3.17

Payment, Applications for

4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5,

9.10.1, 9.10.3, 9.10.5, 11.1.3, 14.2.4, 14.4.3

Payment, Certificates for

4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1,

9.10.3, 13.7, 14.1.1.3, 14.2.4

Payment, Failure of

4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6

Payment, Final

4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1,

11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3

Payment Bond, Performance Bond and

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Payments, Progress

4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3

PAYMENTS AND COMPLETION

9

Payments to Subcontractors

5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8,

14.2.1.2

PCB

10.3.1

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

Performance Bond and Payment Bond

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Permits, Fees and Notices

2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2

PERSONS AND PROPERTY, PROTECTION

OF

10

Polychlorinated Biphenyl

10.3.1

Product Data, Definition of

3.12.2

Product Data and Samples, Shop Drawings

3.11, 3.12, 4.2.7

Progress and Completion

4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4

Progress Payments

4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3

Project, Definition of the

1.1.4

Project Management Protective Liability

Insurance

11.3

Project Manual, Definition of the

1.1.7

Project Manuals

2.2.5

Project Representatives

4.2.10

Property Insurance

10.2.5, 11.4

PROTECTION OF PERSONS AND PROPERTY

10

Regulations and Laws

1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6,

9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1,

13.5.2, 13.6, 14

Rejection of Work

3.5.1, 4.2.6, 12.2. 1

Releases and Waivers of Liens

9.10.2

Representations

1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1,

9.8.2, 9.10.1

Representatives

2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2,

13.2.1

Resolution of Claims and Disputes

4.4, 4.5, 4.6

Responsibility for Those Performing the Work

3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1,

10

Retainage

9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3

Review of Contract Documents and Field

Conditions by Contractor

1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3

Review of Contractor’s Submittals by Owner and

Architect

3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2

Review of Shop Drawings, Product Data and

Samples by Contractor

3.12

Rights and Remedies

1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3,

5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3,

12.2.2, 12.2.4, 13.4, 14

Royalties, Patents and Copyrights

3.17

Rules and Notices for Arbitration

4.6.2

Safety of Persons and Property

10.2, 10.6

Safety Precautions and Programs

3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6

Samples, Definition of

3.12.3

Samples, Shop Drawings, Product Data and

3.11, 3.12, 4.2.7

Samples at the Site, Documents and

3.11

Schedule of Values

9.2, 9.3.1

Schedules,

1.4.1.2, 3.10, 3.Construction 12.1, 3.12.2, 4.3.7.2,

6.1.3

Separate Contracts and Contractors

1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1,

11.4.7, 12.1.2, 12.2.5

Shop Drawings, Definition of

3.12.1

Shop Drawings, Product Data and Samples

3.11, 3.12, 4.2.7

Site, Use of

3.13, 6.1.1, 6.2.1

Site Inspections

1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5

Site Visits, Architect’s

4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Special Inspections and Testing

4.2.6, 12.2.1, 13.5

Specifications, Definition of the

1.1.6

Specifications, The

1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17

Statute of Limitations

4.6.3, 12.2.6, 13.7

Stopping the Work

2.3, 4.3.6, 9.7, 10.3, 14.1

Stored Materials

6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4

Subcontractor, Definition of

5.1.1

SUBCONTRACTORS

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

5

Subcontractors, Work by

1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2,

9.6.7

Subcontractual Relations

5.3, 5.4, 9.3.1.2, 9.6, 9.10 10.2.1, 11.4.7, 11.4.8, 14.1,

14.2.1, 14.3.2

Submittals

1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2,

9.3, 9.8, 9.9.1, 9.10.2, 9.10.3, 11.1.3

Subrogation, Waivers of

6.1.1, 11.4.5, 11.4.7

Substantial Completion

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3,

9.10.4.2, 12.2, 13.7

Substantial Completion, Definition of

9.8.1

Substitution of Subcontractors

5.2.3, 5.2.4

Substitution of Architect

4.1.3

Substitutions of Materials

3.4.2, 3.5.1, 7.3.7

Sub-subcontractor, Definition of

5.1.2

Subsurface Conditions

4.3.4

Successors and Assigns

13.2

Superintendent

3.9, 10.2.6

Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3,

6.2.4, 7.1.3, 7.3.6, 8.2, 8.3.1, 9.4.2, 10, 12, 14

Surety

4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2

Surety, Consent of

9.10.2, 9.10.3

Surveys

2.2.3

Suspension by the Owner for Convenience

14.4

Suspension of the Work

5.4.2, 14.3

Suspension or Termination of the Contract

4.3.6, 5.4.1.1, 11.4.9, 14

Taxes

3.6, 3.8.2.1, 7.3.6.4

Termination by the Contractor

4.3.10, 14.1

Termination by the Owner for Cause

4.3.10, 5.4.1.1, 14.2

Termination of the Architect

4.1.3

Termination of the Contractor

14.2.2

TERMINATION OR SUSPENSION OF THE

CONTRACT

14

Tests and Inspections

3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2,

9.10.1, 10.3.2, 11.4.1.1, 12.2.1, 13.5

TIME

Time, Delays and Extensions of

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1,

7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Time Limits

2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1,

4.2, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4,

8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9,

9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5,

13.7, 14

Time Limits on Claims

4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6

Title to Work

9.3.2, 9.3.3

UNCOVERING AND CORRECTION OF

WORK

12

Uncovering of Work

12.1

Unforeseen Conditions

4.3.4, 8.3.1, 10.3

Unit Prices

4.3.9, 7.3.3.2

Use of Documents

1.1.1, 1.6, 2.2.5, 3.12.6, 5.3

Use of Site

3.13, 6.1.1, 6.2.1

Values, Schedule of

9.2, 9.3.1

Waiver of Claims by the Architect

13.4.2

Waiver of Claims by the Contractor

4.3.10, 9.10.5, 11.4.7, 13.4.2

Waiver of Claims by the Owner

4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7,

12.2.2.1, 13.4.2, 14.2.4

Waiver of Consequential Damages

4.3.10, 14.2.4

Waiver of Liens

9.10.2, 9.10.4

Waivers of Subrogation

6.1.1, 11.4.5, 11.4.7

Warranty

3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2,

13.7.1.3

Weather Delays

4.3.7.2

Work, Definition of

1.1.3

Written Consent

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2,

9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2

Written Interpretations

4.2.11, 4.2.12, 4.3.6

Written Notice

2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5,

5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6,

12.2.2, 12.2.4, 13.3, 14

Written Orders

1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2,

13.5.2, 14.3.1

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

ARTICLE 1 GENERAL PROVISIONS

§ 1.1 BASIC DEFINITIONS

§ 1.1.1 THE CONTRACT DOCUMENTS

The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor’s bid or portions of Addenda relating to bidding requirements).

§ 1.1.2 THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor, (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect’s duties.

§ 1.1.3 THE WORK

The term “Work” means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project.

§ 1.1.4 THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

§ 1.1.5 THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

§ 1.1.6 THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

§ 1.1.7 THE PROJECT MANUAL

The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

§ 1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

§ 1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

§ 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

§ 1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 1.3 CAPITALIZATION

§ 1.3.1 Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects.

§ 1.4 INTERPRETATION

§ 1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

§ 1.5 EXECUTION OF CONTRACT DOCUMENTS

§ 1.5.1 The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

§ 1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, and has satisfied itself that it is familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

§ 1.6 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

§ 1.6.1 The Drawings, Specifications and other documents, including those in electronic form, prepared by the Architect and the Architect’s consultants are Instruments of Service through which the Work to be executed by the Contractor is described. The Contractor may retain one record set. Neither the Contractor nor any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect or the Architect’s consultants, and unless otherwise indicated the Architect and the Architect’s consultants shall be deemed the authors of them and will retain all common law, statutory and other reserved rights, in addition to the copyrights, or others’ rights. All copies of Instruments of Service, except the Contractor’s record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect and the Architect’s consultants, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner, Architect and the Architect’s consultants. The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and the Architect’s consultants appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect and the Architect’s consultants. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect’s or Architect’s consultants’ copyrights or other reserved rights.

ARTICLE 2 OWNER

§ 2.1 GENERAL

§ 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization. Except as otherwise provided in Section 4.2.1, the Architect does not have such authority. The term “Owner” means the Owner or the Owner’s authorized representative.

§ 2.1.2 The Owner hereby certifies that it is the Owner of the property.

§ 2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

§ 2.2.1 The Owner shall, at the written request of the Contractor, prior to commencement of the Work and thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner’s obligations under the Contract. Furnishing of such evidence shall be a condition precedent to commencement or

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continuation of the Work. After such evidence has been furnished, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.

§ 2.2.2 Except for permits and fees, including those required under Section 3.7.1, which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

§ 2.2.3 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

§ 2.2.4 Information or services required of the Owner by the Contract Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the Contractor’s performance of the Work under the Owner’s control shall be furnished by the Owner after receipt from the Contractor of a written request for such information or services.

§ 2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

§ 2.3 OWNER’S RIGHT TO STOP THE WORK

§ 2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Section 6.1.3.

§ 2.4 OWNER’S RIGHT TO CARRY OUT THE WORK

§ 2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner’s expenses and compensation for the Architect’s additional services made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner within seven (7) working days after Owner’s demand.

ARTICLE 3 CONTRACTOR

§ 3.1 GENERAL

§ 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Contractor” means the Contractor or the Contractor’s authorized representative.

§ 3.1.2 The Contractor shall perform the Work diligently and continuously in accordance with the Contract Documents.

§ 3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect’s administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

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§ 3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

§ 3.2.1 Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Section 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Contractor shall be reported promptly to the Architect as a request for information in such form as the Architect may require.

§ 3.2.2 Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Architect, but it is recognized that the Contractor’s review is made in the Contractor’s capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect.

§ 3.2.3 If the Contractor believes that additional cost or time is involved because of clarifications or instructions issued by the Architect in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Sections 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Sections 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless the Contractor recognized such error, inconsistency, omission or difference and knowingly failed to report it to the Architect.

§ 3.3 SUPERVISION AND CONSTRUCTION PROCEDURES

§ 3.3.1 The Contractor shall supervise, direct, and/or perform the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage.

§ 3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor’s employees, Subcontractors, Sub-Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors or Sub-Subcontractors.

§ 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ 3.4 LABOR AND MATERIALS

§ 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

§ 3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and the Owner and in accordance with a Change Order.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees, Subcontractors, and Sub-Subcontractors and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

§ 3.5 WARRANTY

§ 3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract Documents, the Subcontracts, and the Sub-Subcontracts will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective.  The Contractor’s warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, or the Owner, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

§ 3.6 TAXES

§ 3.6.1

The Contractor shall pay all sales, use or similar taxes imposed by a governmental authority that are related to Contractor’s Work including without limitation, all taxes and fees directly attributable to the Contractor’s Work including all federal, state and local taxes, duties, excise taxes, taxes of equipment and property owned by the Contractor, and all other applicable taxes and fees associated with Contractor’s Work.

§ 3.7 PERMITS, FEES AND NOTICES

§ 3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded provided, however, Contractor shall perform the work in accordance with laws applicable to Contractor.

§ 3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.

§ 3.7.3 It is not the Contractor’s responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations provided, however, Contractor shall perform the work in accordance with laws applicable to Contractor. If the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

§ 3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

§ 3.8 ALLOWANCES

§ 3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.

§ 3.8.2 Unless otherwise provided in the Contract Documents:

.1                                      allowances shall cover the cost to the Contractor of materials, equipment, freight to the job site, and all required sales taxes, (trade discounts shall

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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be applied in accordance with Article 5.2.1.1 of AIA Document A111 – Agreement Between Owner and Contractor);

.2                                      Contractor’s costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances;

.3                                      whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.1 and (2) changes in Contractor’s costs under Section 3.8.2.2.

§ 3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

§ 3.9 SUPERINTENDENT

§ 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to or by the superintendent shall be as binding as if given to or by the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

§ 3.10 CONTRACTOR’S CONSTRUCTION SCHEDULES

§ 3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for approval by the Owner and Architect a Contractor’s construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

§ 3.10.2

All responses to requests for information shall be given and all submittals shall be reviewed and returned as soon as reasonably possible but in no event later than seven (7) days after such request for information has been made or such submittal and all information reasonably requested by the Architect has been delivered, as the case may be.

§ 3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.

§ 3.11 DOCUMENTS AND SAMPLES AT THE SITE

§ 3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

§ 3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

§ 3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

§ 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

§ 3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

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§ 3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Section 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.

§ 3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.

§ 3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

§ 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

§ 3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect’s approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect’s approval thereof.

§ 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect’s approval of a resubmission shall not apply to such revisions.

§ 3.12.10 The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor’s responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

§ 3.13 USE OF SITE

§ 3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 3.14 CUTTING AND PATCHING

§ 3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

§ 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor’s consent to cutting or otherwise altering the Work.

§ 3.15 CLEANING UP

§ 3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor’s tools, construction equipment, machinery and surplus materials.

§ 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

§ 3.16 ACCESS TO WORK

§ 3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

§ 3.17 ROYALTIES, PATENTS AND COPYRIGHTS

§ 3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

§ 3.18 INDEMNIFICATION

§ 3.18.1

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 3.18.2

ARTICLE 4 ADMINISTRATION OF THE CONTRACT

§ 4.1 ARCHITECT

§ 4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Architect” means the Architect or the Architect’s authorized representative.

§ 4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

§ 4.1.3 If the employment of the Architect is terminated, the Owner shall employ a new Architect against whom the Contractor has no reasonable objection and whose status under the Contract Documents shall be that of the former Architect.

§ 4.2 ARCHITECT’S ADMINISTRATION OF THE CONTRACT

§ 4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents, and will be an Owner’s representative (1) during construction, (2) until final payment is due and (3) with the Owner’s concurrence, from time to time during the one-year period for correction of Work described in Section 12.2. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.

§ 4.2.2 The Architect, as a representative of the Owner, will visit the site at intervals appropriate to the stage of the Contractor’s operations (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor’s rights and responsibilities under the Contract Documents, except as provided in Section 3.3.1.

§ 4.2.3 The Architect will not be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, Sub-Subcontractors or their agents or employees, or any other persons or entities performing portions of the Work.

§ 4.2.4 Communications Facilitating Contract Administration.  Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate with each other through the Architect about matters arising out of or relating to the Contract. Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with Subcontractors, Sub-Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

§ 4.2.5

The Architect shall review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts in accordance with Article 12 of the Agreement.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 4.2.6 The Architect will have authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Sections 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, Sub-Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ 4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor’s submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect’s action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect’s professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect’s review of the Contractor’s submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5 and 3.12. The Architect’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

§ 4.2.8 The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Section 7.4.

§ 4.2.9 The Architect will conduct inspections to determine after approval by the Owner, the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

§ 4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect’s responsibilities at the site.

§ 4.2.11 The Architect will interpret and decide matters concerning performance under and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Section 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

§ 4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

§ 4.2.13 The Architect’s decisions after approval by the Owner, on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

§ 4.3 CLAIMS AND DISPUTES

§ 4.3.1 Definition.  A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 4.3.2 Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Architect and the other party.

§ 4.3.3 Continuing Contract Performance. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in Section 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

§ 4.3.4 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, will recommend an appropriate adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Section 4.4.

§ 4.3.5 Claims for Additional Cost.  If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.6.

§ 4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner’s suspension or (7) other reasonable grounds, Claim shall be filed in accordance with this Section 4.3.

§ 4.3.7 Claims for Additional Time

§ 4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

§ 4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction.

§ 4.3.8 Injury or Damage to Person or Property.  If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ 4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

§ 4.3.10 Claims for Consequential Damages.  The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes:

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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.1                                      damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2                                      damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 14. Nothing contained in this Section 4.3.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.

§ 4.4 RESOLUTION OF CLAIMS AND DISPUTES

§ 4.4.1 Decision of Architect.  Claims, including those alleging an error or omission by the Architect but excluding those arising under Sections 10.3 through 10.5, shall be referred initially to the Architect for decision. An initial decision by the Architect shall be required as a condition precedent to mediation, arbitration or litigation of all Claims between the Contractor and Owner arising prior to the date final payment is due, unless 30 days have passed after the Claim has been referred to the Architect with no decision having been rendered by the Architect. The Architect will not decide disputes between the Contractor and persons or entities other than the Owner.

§ 4.4.2 The Architect will review Claims and within ten days of the receipt of the Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject the Claim in whole or in part, (3) approve the Claim, (4) suggest a compromise, or (5) advise the parties that the Architect is unable to resolve the Claim if the Architect lacks sufficient information to evaluate the merits of the Claim or if the Architect concludes that, in the Architect’s sole discretion, it would be inappropriate for the Architect to resolve the Claim.

§ 4.4.3 In evaluating Claims, the Architect may, but shall not be obligated to, consult with or seek information from either party or from persons with special knowledge or expertise who may assist the Architect in rendering a decision. The Architect may request the Owner to authorize retention of such persons at the Owner’s expense.

§ 4.4.4 If the Architect requests a party to provide a response to a Claim or to furnish additional supporting data, such party shall respond, within ten days after receipt of such request, and shall either provide a response on the requested supporting data, advise the Architect when the response or supporting data will be furnished or advise the Architect that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Architect will either reject or approve the Claim in whole or in part.

§ 4.4.5 The Architect will approve or reject Claims by written decision, which shall state the reasons therefor and which shall notify the parties of any change in the Contract Sum or Contract Time or both. The approval or rejection of a Claim by the Architect shall be final and binding on the parties but subject to mediation and arbitration.

§ 4.4.6 When a written decision of the Architect states that (1) the decision is final but subject to mediation and arbitration and (2) a demand for arbitration of a Claim covered by such decision must be made within 30 days after the date on which the party making the demand receives the final written decision, then failure to demand arbitration within said 30 days’ period shall result in the Architect’s decision becoming final and binding upon the Owner and Contractor. If the Architect renders a decision after arbitration proceedings have been initiated, such decision may be entered as evidence, but shall not supersede arbitration proceedings unless the decision is acceptable to all parties concerned.

§ 4.4.7 Upon receipt of a Claim against the Contractor or at any time thereafter, the Architect or the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Contractor’s default, the Architect or the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy.

§ 4.4.8 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the Claim by the Architect, by mediation or by arbitration.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 4.5 MEDIATION

§ 4.5.1 Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Sections 4.3.10, 9.10.4 and 9.10.5 shall, after initial decision by the Architect or 30 days after submission of the Claim to the Architect, be subject to mediation as a condition precedent to arbitration or the institution of legal or equitable proceedings by either party.

§ 4.5.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect. Request for mediation shall be filed in writing with the other party to the Contract and with the American Arbitration Association. The request may be made concurrently with the filing of a demand for arbitration but, in such event, mediation shall proceed in advance of arbitration or legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order.

§ 4.5.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.

§ 4.6 ARBITRATION

§ 4.6.1 Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Sections 4.3.10, 9.10.4 and 9.10.5, shall, after decision by the Architect or 30 days after submission of the Claim to the Architect, be subject to arbitration. Prior to arbitration, the parties shall endeavor to resolve disputes by mediation in accordance with the provisions of Section 4.5.

§ 4.6.2 Claims not resolved by mediation shall be decided by arbitration which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association, and a copy shall be filed with the Architect.

§ 4.6.3 A demand for arbitration shall be made within the time limits specified in Sections 4.4.6 and 4.6.1 as applicable, and in other cases within a reasonable time after the Claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Section 13.7.

§ 4.6.4 Limitation on Consolidation or Joinder.  No arbitration arising out of or relating to the Contract shall include, by consolidation or joinder or in any other manner, the Architect, the Architect’s employees or consultants, except by written consent containing specific reference to the Agreement and signed by the Architect, Owner, Contractor and any other person or entity sought to be joined. No arbitration shall include, by consolidation or joinder or in any other manner, parties other than the Owner, Contractor, a separate contractor as described in Article 6 and other persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration. No person or entity other than the Owner, Contractor or a separate contractor as described in Article 6 shall be included as an original third party or additional third party to an arbitration whose interest or responsibility is insubstantial. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of a Claim not described therein or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

§ 4.6.5 Claims and Timely Assertion of Claims.  The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

§ 4.6.6 Judgment on Final Award.  The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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ARTICLE 5 SUBCONTRACTORS

§ 5.1 DEFINITIONS

§ 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term “Subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term “Subcontractor” does not include a separate contractor or subcontractors of a separate contractor.

§ 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term “Sub-subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

§ 5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

§ 5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner through the Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect will promptly reply to the Contractor in writing stating whether or not the Owner or the Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner or Architect to reply promptly shall constitute notice of no reasonable objection.

§ 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

§ 5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

§ 5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute.

§ 5.3 SUBCONTRACTUAL RELATIONS

§ 5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

§ 5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

§ 5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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.1                                      assignment is effective only after termination of the Contract by the Owner for cause pursuant to Section 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

.2                                      assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

§ 5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor’s compensation shall be equitably adjusted for increases in cost resulting from the suspension.

ARTICLE 6 CONSTRUCTION BY FF&E CONTRACTORS

§ 6.1 OWNER’S RIGHT TO AWARD CONTRACTS FOR INSTALLATION OF THE FF&E

§ 6.1.1 The Owner reserves the right to perform construction or operations related to the installation of furniture, fixtures and equipment (the “FF&E”) in, on or about the Project with other contractors (the “FF&E” Contractors) engaged by the Owner pursuant to separate contracts.  The Contractor acknowledges that such construction and operations are necessary in order for the Owner to complete the Project on a timely basis and in accordance with its licenses relating to Owner’s gaming operations.

§ 6.1.2 The Owner shall provide for coordination of the FF&E Contractors installing the FF&E with the Work of the Contractor.  The Contractor shall cooperate with the FF&E Contractors and the Owner in coordinating construction schedules when requested to do so.

§ 6.1.3 The Contractor shall afford the Owner and the FF&E Contractors reasonable opportunity for introduction and storage of their respective materials and equipment and performance of their activities and shall connect and coordinate the Contractor’s construction and operations with the construction and operations of the FF&E Contractors.

§ 6.1.4 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to an FF&E Contractor because of Contractor caused delays, improperly timed activities or defective construction by the Contractor to the extent those delays materially and adversely affect Owner’s performance under the Contract Documents or one or more of the separate contracts with the FF&E Contracts.  The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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Work of defective construction of an FF&E Contractor to the extend it materially or adversely affect the Contractor’s performance under the Contract Documents or one or more of the FF&E Contracts.

§ 6.1.5 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or any FF&E Contractor as provided in Subsection 10.2.5.

§ 6.2 MUTUAL RESPONSIBILITY

§ 6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor’s construction and operations with theirs as required by the Contract Documents.

§ 6.2.2 If part of the Contractor’s Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Contractor’s Work, except as to defects not then reasonably discoverable.

§ 6.2.3 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

§ 6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5.

§ 6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14.

§ 6.3 OWNER’S RIGHT TO CLEAN UP

§ 6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will allocate the cost among those responsible.

ARTICLE 7  CHANGES IN THE WORK

§ 7.1 GENERAL

§ 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

§ 7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

§ 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

§ 7.2 CHANGE ORDERS

§ 7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Owner, Contractor and Architect, stating their agreement upon all of the following:

.1                                      change in the Work;

.2                                      the amount of the adjustment, if any, in the Contract Sum; and

.3                                      the extent of the adjustment, if any, in the Contract Time.

§ 7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Section 7.3.3.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 7.3 CONSTRUCTION CHANGE DIRECTIVES

§ 7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

§ 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

.1                                      mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2                                      unit prices stated in the Contract Documents or subsequently agreed upon;

.3                                      cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4                                      as provided in Section 7.3.6.

§ 7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

§ 7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ 7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Architect on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Section 7.3.6 shall be limited to the following:

.1                                      costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

.2                                      costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.3                                      rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

.4                                      costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.5                                      additional costs of supervision and field office personnel directly attributable to the change.

§ 7.3.7 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

§ 7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties’ agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Architect will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a claim in accordance with Article 4.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 7.3.9 When the Owner and Contractor agree with the determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

§ 7.4 MINOR CHANGES IN THE WORK

§ 7.4.1 The Architect will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

ARTICLE 8  TIME

§ 8.1 DEFINITIONS

§ 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

§ 8.1.2 The date of commencement of the Work is the date established in the Agreement.

§ 8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Section 9.8.

§ 8.1.4 The term “day” as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

§ 8.2 PROGRESS AND COMPLETION

§ 8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

§ 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic’s liens and other security interests.

§ 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

§ 8.3 DELAYS AND EXTENSIONS OF TIME

§ 8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor’s control, or by delay authorized by the Owner pending mediation and arbitration, or by other causes which the Architect determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine.

§ 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Section 4.3.

§ 8.3.3 This Section 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

ARTICLE 9  PAYMENTS AND COMPLETION

§ 9.1 CONTRACT SUM

§ 9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 9.2 SCHEDULE OF VALUES

§ 9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect or the Owner, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

§ 9.3 APPLICATIONS FOR PAYMENT

§ 9.3.1 On or before the tenth (10th) day of each month, the Contractor shall submit to the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor’s right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents.

§ 9.3.1.1 As provided in Section 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

§ 9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

§ 9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and the costs there of shall be included in the Guaranteed Maximum Price (GMP).

§ 9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

§ 9.4 CERTIFICATES FOR PAYMENT

§ 9.4.1 The Architect will, within seven days after receipt of the Contractor’s Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding certification in whole or in part as provided in Section 9.5.1.

§ 9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect’s evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect’s knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous onsite inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor’s right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 9.5 DECISIONS TO WITHHOLD CERTIFICATION

§ 9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect’s opinion the representations to the Owner required by Section 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Section 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect’s opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Section 3.3.2, because of:

.1                                      defective Work not remedied;

.2                                      third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

.3                                      failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

.4                                      reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

.5                                      damage to the Owner or another contractor;

.6                                      reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

.7                                      persistent failure to carry out the Work in accordance with the Contract Documents.

§ 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

§ 9.6 PROGRESS PAYMENTS

§ 9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

§ 9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor’s portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

§ 9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

§ 9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

§ 9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.

§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

§ 9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 9.7 FAILURE OF PAYMENT

§ 9.7.1 If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor’s Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by arbitration, then the Contractor may, upon seven additional days’ written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

§ 9.8 SUBSTANTIAL COMPLETION

§ 9.8.1 Substantial Completion as defined in Section 4.3 of AIA 111-1997-Standard Form of Agreement Between Owner and Contractor.

§ 9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

§ 9.8.3 Upon receipt of the Contractor’s list, the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect’s inspection discloses any item, whether or not included on the Contractor’s list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion.

§ 9.8.4 When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion which has been approved by the Owner.

§ 9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

§ 9.9 PARTIAL OCCUPANCY OR USE

§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Section 11.4.1.5 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.

§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

§ 9.10 FINAL COMPLETION AND FINAL PAYMENT

§ 9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, after inspection and approval by the Owner, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect’s knowledge, information and belief, and on the basis of the Architect’s on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect’s final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor’s being entitled to final payment have been fulfilled.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys’ fees.

§ 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, after review and approval by Owner, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

.1                                      liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

.2                                      failure of the Work to comply with the requirements of the Contract Documents; or

.3                                      terms of special warranties required by the Contract Documents.

§ 9.10.5 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

ARTICLE 10  PROTECTION OF PERSONS AND PROPERTY

§ 10.1 SAFETY PRECAUTIONS AND PROGRAMS

§ 10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

§ 10.2 SAFETY OF PERSONS AND PROPERTY

§ 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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.1                                      employees on the Work and other persons who may be affected thereby;

.2                                      the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor’s Subcontractors or Sub-subcontractors; and

.3                                      other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

§ 10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

§ 10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel, and strictly in accordance with applicable laws.

§ 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor, Subcontractor, Sub-Subcontractor, or anyone directly or indirectly employed by any of them. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.

§ 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

§ 10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded in a manner which does not comply with applicable law or so as to endanger its safety.

§ 10.3 HAZARDOUS MATERIALS

§ 10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

§ 10.3.2 The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor and the Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Contractor or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor and the Architect have no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor’s reasonable additional costs of shut-down, delay and start-up, which adjustments shall be accomplished as provided in Article 7.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect’s consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been remedied substantially in accordance with applicable law, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the sole negligence of a party seeking indemnity.

§ 10.4 The Owner shall not be responsible under Section 10.3 for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents and the Contractor handled installed, and/or disposed of all such materials and substances strictly in accordance with applicable law.

§ 10.5 If, without negligence on the part of the Contractor, and provided that the Contractor has performed its obligations in accordance with Section 10.4, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents unless the Contract Documents contemplate remediation by the Contractor, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

§ 10.6 EMERGENCIES

§ 10.6.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s reasonable discretion, to prevent threatened damage, injury or loss at minimal expense. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Section 4.3 and Article 7.

ARTICLE 11  INSURANCE AND BONDS

§ 11.1 CONTRACTOR’S LIABILITY INSURANCE

§ 11.1.1

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 11.2 OWNER’S LIABILITY INSURANCE

§ 11.2.1

§ 11.3 PROJECT MANAGEMENT PROTECTIVE LIABILITY INSURANCE

§ 11.3.1

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 11.4.10

ARTICLE 12  UNCOVERING AND CORRECTION OF WORK

§ 12.1 UNCOVERING OF WORK

§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s direction request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect’s examination and be replaced at the Contractor’s expense without change in the Contract Time, or and increase in Contract Sum.

§ 12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor after written direction from Owner. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor’s expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

§ 12.2 CORRECTION OF WORK

§ 12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION

§ 12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect’s services and expenses made necessary thereby, shall be at the Contractor’s expense, without a change in Contract Time or an increase in Contract Sum.

§ 12.2.2 AFTER SUBSTANTIAL COMPLETION

§ 12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to commence correction of nonconforming Work within ten days after receipt of notice from the Owner or Architect (unless the commencement of such correction is directly affected by adverse weather conditions in which case the commencement of such correction shall begin within five days after such adverse weather conditions no longer prevent the commencement of such correction) and fails to prosecute diligently such corrective work to completion, the Owner may correct it in accordance with §2.4.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

§ 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

§ 12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Section 12.2 except that a one year warranty shall be established for individual items of Work repaired under warranty from the date repair is completed for the individual repair.

§ 12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

§ 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor’s correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

§ 12.2.5 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Section 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor’s liability with respect to the Contractor’s obligations other than specifically to correct the Work.

§ 12.3 ACCEPTANCE OF NONCONFORMING WORK

§ 12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13  MISCELLANEOUS PROVISIONS

§ 13.1 GOVERNING LAW

§ 13.1.1 The Contract shall be governed by the law of the place where the Project is located.

§ 13.2 SUCCESSORS AND ASSIGNS

§ 13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Section 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

§ 13.2.2 The Owner may, without consent of the Contractor, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner’s rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment.

§ 13.3 WRITTEN NOTICE

§ 13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the business address listed in the Agreement giving notice.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 13.4 RIGHTS AND REMEDIES

§ 13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

§ 13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

§ 13.5 TESTS AND INSPECTIONS

§ 13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

§ 13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Section 13.5.3, shall be at the Owner’s expense.

§ 13.5.3 If such procedures for testing, inspection or approval under Sections 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect’s services and expenses shall be at the Contractor’s expense.

§ 13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

§ 13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

§ 13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

§ 13.6 INTEREST

§ 13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

§ 13.7 COMMENCEMENT OF STATUTORY LIMITATION PERIOD

§ 13.7.1 As between the Owner and Contractor:

.1                                      Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

.2                                      Between Substantial Completion and Final Certificate for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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.3                                      After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any Warranty provided under Section 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Section 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

ARTICLE 14  TERMINATION OR SUSPENSION OF THE CONTRACT

§ 14.1 TERMINATION BY THE CONTRACTOR

§ 14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

.1                                      issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

.2                                      an act of government, such as a declaration of national emergency which requires all Work to be stopped;

.3                                      because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Section 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents; or

.4                                      the Owner has failed to furnish to the Contractor promptly, upon the Contractor’s request, reasonable evidence as required by Section 2.2.1.

§ 14.1.2 The Contractor may terminate the Contract if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

§ 14.1.3 If one of the reasons described in Section 14.1.1 or 14.1.2 exists, the Contractor may, upon seven days’ written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

§ 14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner’s obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days’ written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Section 14.1.3.

§ 14.2 TERMINATION BY THE OWNER FOR CAUSE

§ 14.2.1 The Owner may terminate the Contract if the Contractor:

.1                                      persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

.2                                      fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors and this Agreement;

.3                                      persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

.4                                      otherwise breaches a material provision of the Contract Documents.

§ 14.2.2 When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor’s surety, if any, seven days’ written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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.1                                      take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

.2                                      accept assignment of subcontracts pursuant to Section 5.4; and

.3                                      finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

§ 14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect’s services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

§ 14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

§ 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

§ 14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent:

.1                                      that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

.2                                      that an equitable adjustment is made or denied under another provision of the Contract.

§ 14.4 TERMINATION BY THE OWNER FOR CONVENIENCE

§ 14.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause.

§ 14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Contractor shall:

.1                                      cease operations as directed by the Owner in the notice;

.2                                      take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

.3                                      except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

§ 14.4.3 In case of such termination for the Owner’s convenience, the Contractor shall be entitled to receive payment for Work executed, and reasonable close-out costs together with the Contractor’s Fee attributable to same.

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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Additions and Deletions Report for

AIA® Document A201™ – 1997

This Additions and Deletions Report, as defined on page 1 of the associated document, reproduces below all text the author has added to the standard form AIA document in order to complete it, as well as any text the author may have added to or deleted from the original AIA text. Added text is shown underlined. Deleted text is indicated with a horizontal line through the original AIA text.

Note: This Additions and Deletions Report is provided for information purposes only and is not incorporated into or constitute any part of the associated AIA document. This Additions and Deletions Report and its associated document were generated simultaneously by AIA software at 11:32:07 on 06/04/2005.

Excursion Gambling Boat

…

Worth County, IA

…

Diamond Jo Worth, LLC

…

400 East 3rd Street

…

Dubuque, IA 52001

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KGA Architecture

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4495 South Polaris Avenue

…

Las Vegas, NV 89103

§ 1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, and has satisfied itself that it is familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

…

§ 1.6.1 The Drawings, Specifications and other documents, including those in electronic form, prepared by the Architect and the Architect’s consultants are Instruments of Service through which the Work to be executed by the Contractor is described. The Contractor may retain one record set. Neither the Contractor nor any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect or the Architect’s consultants, and unless otherwise indicated the Architect and the Architect’s consultants shall be deemed the authors of them and will retain all common law, statutory and other reserved rights, in addition to the copyrights, or others’ rights. All copies of Instruments of Service, except the Contractor’s record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect and the Architect’s consultants, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner, Architect and the Architect’s consultants. The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and the Architect’s consultants appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect and the Architect’s consultants. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be

Additions and Deletions Report for AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(430319130)

1

construed as publication in derogation of the Architect’s or Architect’s consultants’ copyrights or other reserved rights.

…

§ 2.1.2 The Owner hereby certifies that it is the Owner of the property.

§ 2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner’s expenses and compensation for the Architect’s additional services made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner within seven (7) working days after Owner’s demand.

…

§ 3.1.2 The Contractor shall perform the Work diligently and continuously in accordance with the Contract Documents.

§ 3.3.1 The Contractor shall supervise, and direct, and/or perform the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage.

…

§ 3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor’s employees, Subcontractors, Sub-Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors or Sub-Subcontractors.

…

§ 3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and the Owner and in accordance with a Change Order.

§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees, Subcontractors, and Sub-Subcontractors and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

…

Additions and Deletions Report for AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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2

§ 3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract Documents, the Subcontracts, and the Sub-Subcontracts will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor’s warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, or the Owner, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

…

The Contractor shall pay all sales, use or similar taxes imposed by a governmental authority that are related to Contractor’s Work including without limitation, all taxes and fees directly attributable to the Contractor’s Work including all federal, state and local taxes, duties, excise taxes, taxes of equipment and property owned by the Contractor, and all other applicable taxes and fees associated with Contractor’s Work.

…

§ 3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded provided, however, Contractor shall perform the work in accordance with laws applicable to Contractor.

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§ 3.7.3 It is not the Contractor’s responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations provided, however, Contractor shall perform the work in accordance with laws applicable to Contractor. If the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

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.1                                      allowances shall cover the cost to the Contractor of materials, equipment, freight to the job site, and all required sales taxes, (trade discounts shall be applied in accordance with Article 5.2.1.1 of AIA Document A111 – Agreement Between Owner and Contractor);

§ 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to or by the superintendent shall be as binding as if given to or by the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

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§ 3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for approval by the Owner and Architect a Contractor’s construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

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All responses to requests for information shall be given and all submittals shall be reviewed and returned as soon as reasonably possible but in no event later than seven (7) days after such request for information has been made or such submittal and all information reasonably requested by the Architect has been delivered, as the case may be.

Additions and Deletions Report for AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 3.18.2

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§ 4.2.3 The Architect will not be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, Sub-Subcontractors or their agents or employees, or any other persons or entities performing portions of the Work.

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§ 4.2.4 Communications Facilitating Contract Administration. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate with each other through the Architect about matters arising out of or relating to the Contract. Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with Subcontractors, Sub-Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

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The Architect shall review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts in accordance with Article 12 of the Agreement.

§ 4.2.6 The Architect will have authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Sections 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, Sub-Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

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§ 4.2.9 The Architect will conduct inspections to determine after approval by the Owner, the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

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§ 4.2.13 The Architect’s decisions after approval by the Owner, on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

§ 4.3.4 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor’s cost

Additions and Deletions Report for AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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of, or time required for, performance of any part of the Work, will recommend an appropriate adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Section 4.4.

ARTICLE 6 CONSTRUCTION BY FF&E CONTRACTORS

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§ 6.1 OWNER’S RIGHT TO AWARD CONTRACTS FOR INSTALLATION OF THE FF&E

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§ 6.1.1 The Owner reserves the right to perform construction or operations related to the installation of furniture, fixtures and equipment (the “FF&E”) in, on or about the Project with other contractors (the “FF&E” Contractors) engaged by the Owner pursuant to separate contracts. The Contractor acknowledges that such construction and operations are necessary in order for the Owner to complete the Project on a timely basis and in accordance with its licenses relating to Owner’s gaming operations.

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§ 6.1.2 The Owner shall provide for coordination of the FF&E Contractors installing the FF&E with the Work of the Contractor. The Contractor shall cooperate with the FF&E Contractors and the Owner in coordinating construction schedules when requested to do so.

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§ 6.1.3 The Contractor shall afford the Owner and the FF&E Contractors reasonable opportunity for introduction and storage of their respective materials and equipment and performance of their activities and shall connect and coordinate the Contractor’s construction and operations with the construction and operations of the FF&E Contractors.

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§ 6.1.4 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to an FF&E Contractor because of Contractor caused delays, improperly timed activities or defective construction by the Contractor to the extent those delays materially and adversely affect Owner’s performance under the Contract Documents or one or more of the separate contracts with the FF&E Contracts. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work of defective construction of an FF&E Contractor to the extend it materially or adversely affect the Contractor’s performance under the Contract Documents or one or more of the FF&E Contracts.

§ 6.1.5 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or any FF&E Contractor as provided in Subsection 10.2.5.

§ 9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect or the Owner, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

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§ 9.3.1 On or before the tenth (10th) day of each month, the Contractor shall submit to the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor’s right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents.

Additions and Deletions Report for AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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...

§ 9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and the costs there of shall be included in the Guaranteed Maximum Price (GMP).

§ 9.8.1 Substantial Completion as defined in Section 4.3 of AIA 111-1997-Standard Form of Agreement Between Owner and Contractor.

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§ 9.8.4 When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion which has been approved by the Owner.

§ 9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, after inspection and approval by the Owner, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect’s knowledge, information and belief, and on the basis of the Architect’s on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect’s final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor’s being entitled to final payment have been fulfilled.

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§ 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, after review and approval by Owner, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel, and strictly in accordance with applicable laws.

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§ 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under

Additions and Deletions Report for AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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Sections 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor, Subcontractor, Sub-Subcontractor, or anyone directly or indirectly employed by any of them. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.

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§ 10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded in a manner which does not comply with applicable law or so as to endanger its safety.

§ 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect’s consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been remedied substantially in accordance with applicable law, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the sole negligence of a party seeking indemnity.

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§ 10.4 The Owner shall not be responsible under Section 10.3 for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents and the Contractor handled installed, and/or disposed of all such materials and substances strictly in accordance with applicable law.

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§ 10.5 If, without negligence on the part of the Contractor, and provided that the Contractor has performed its obligations in accordance with Section 10.4, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents unless the Contract Documents contemplate remediation by the Contractor, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

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§ 10.6.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s reasonable discretion, to prevent threatened damage, injury or loss at minimal expense. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Section 4.3 and Article 7.

§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s direction or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect’s examination and be replaced at the Contractor’s expense without change in the Contract Time, or and increase in Contract Sum.

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§ 12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor after written direction from Owner. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor’s expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

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§ 12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect’s services and expenses made necessary thereby, shall be at the Contractor’s expense, without a change in Contract Time or an increase in Contract Sum.

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Additions and Deletions Report for AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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§ 12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to commence correction of nonconforming Work within ten days after receipt of notice from the Owner or Architect (unless the commencement of such correction is directly affected by adverse weather conditions in which case the commencement of such correction shall begin within five days after such adverse weather conditions no longer prevent the commencement of such correction) and fails to prosecute diligently such corrective work to completion, the Owner may correct it in accordance with §2.4.

§ 12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Section 12.2 except that a one year warranty shall be established for individual items of Work repaired under warranty from the date repair is completed for the individual repair.

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§ 13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the business address listed in the Agreement giving notice.

.2                                      fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors and this Agreement;

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.4                                      Otherwise breaches a material provision of the Contract Documents.

§ 14.4.3 In case of such termination for the Owner’s convenience, the Contractor shall be entitled to receive payment for Work executed, and reasonable close-out costs together with the Contractor’s Fee attributable to same.

Additions and Deletions Report for AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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Certification of Document’s Authenticity

AIA® Document D401™ – 2003

I,    , hereby certify, to the best of my knowledge, information and belief, that I created the attached final document simultaneously with its associated Additions and Deletions Report and this certification at 11:32:07 on 06/04/2005 under Order No. 1000159854_1 from AIA Contract Documents software and that in preparing the attached final document I made no changes to the original text of AIA® Document A201™ – 1997 - General Conditions of the Contract for Construction, as published by the AIA in its software, other than those additions and deletions shown in the associated Additions and Deletions Report.

(Signed)

(Title)

(Dated)

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987 and 1997 by The American Institute of Architects.  All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:32:07 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

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1